Principal Funds, Inc.

Supplement dated March 17, 2017
to the Statutory Prospectus dated December 31, 2016
(as supplemented on January 13, 2017 and January 30, 2017)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL OPPORTUNITIES EQUITY HEDGED FUND
On March 14, 2017, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation (the “Plan”) for the Global Opportunities Equity Hedged Fund (the “Fund”). Effective as of the close of the New York Stock Exchange on March 1, 2017, the Fund is no longer available for purchase from new investors. Pursuant to the Plan, the Fund will liquidate on or about April 28, 2017. All outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.

In the Purchase and Sale of Fund Shares section, delete the following:
Effective as of the close of the New York Stock Exchange on or about March 1, 2017, the Global Opportunities Equity Hedged Fund will no longer be available for purchase from new investors. Management intends to present a plan of liquidation to the Board of Directors through which the Fund would redeem its shares at net asset value and discontinue its operations. If the Board of Directors approves the plan of liquidation, the Global Opportunities Equity Hedged Fund will be liquidated pursuant to the Plan on or about April 28, 2017.

PRICING OF FUND SHARES
Under the Pricing of Fund Shares section, add the following at the end of the second paragraph:
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.

PURCHASE OF FUND SHARES
In the Eligible Purchasers table, add an “x” under R-6 shares for “separate accounts of Principal Life.”
In the Purchase of Fund Shares section, directly above Procedures for Opening an Account and Making an Investment, add the following:
Global Opportunities Equity Hedged Fund
On March 14, 2017, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation (the “Plan”) for the Global Opportunities Equity Hedged Fund (the “Fund”). Effective as of the close of the New York Stock Exchange on March 1, 2017, the Fund is no longer available for purchase from new investors. Pursuant to the Plan, the Fund will liquidate on or about April 28, 2017. All outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.

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